UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 25, 2017

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Main Street, Southern Pines, North Carolina	28387
(Address of Principal Executive Offices)	(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

First Bancorp
INDEX

Page

Item 2.02 – Results of Operations and Financial Condition	3

Item 8.01 – Other Events	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	5

Exhibit 99.1 News Release dated July 25, 2017	Exhibit

Item 2.02 – Results of Operations and Financial Condition

On July 25, 2017, First Bancorp (the “Registrant” or “Company”) issued a news release to announce its financial results for the three and six month periods ended June 30, 2017. The news release is attached hereto as Exhibit 99.1.

The news release includes disclosure of net interest income on a tax-equivalent basis, which is a non-GAAP performance measure used by management in operating its business. Management believes that analysis of net interest income on a tax-equivalent basis is useful and appropriate because it allows a comparison of net interest income amounts in different periods without taking into account the different mix of taxable versus non-taxable investments that may have existed during those periods.

The news release also includes disclosure of tax-equivalent net interest margin, excluding the impact of loan discount accretion, which is a non-GAAP performance measure. Management believes that it is useful to calculate and present the net interest margin without the impact of loan discount accretion, for the reasons explained in the rest of this paragraph. Loan discount accretion is a non-cash interest income adjustment that is related to the Registrant’s acquisition of loans and represents the portion of the fair value discount that was initially recorded on the acquired loans that is being recognized into income over the lives of the loans. At June 30, 2017, the Registrant had a remaining loan discount balance of $18.0 million compared to $12.4 million at June 30, 2016. For the related loans that perform and pay-down over time, the loan discount will also be reduced, with a corresponding increase to interest income. Therefore management believes it is useful to also present this ratio to reflect net interest margin excluding this non-cash, temporary loan discount accretion adjustment to aid investors in comparing financial results between periods.

The Registrant cautions that non-GAAP financial measures should be considered in addition to, but not as a substitute for, the reported GAAP results. A reconciliation between the non-GAAP financial measures presented and the most directly comparable financial measure calculated in accordance with GAAP is included in the news release and financial summary attached hereto as Exhibit 99.1.

Item 8.01 – Other Events

On July 25, 2017, the Registrant issued a news release to announce its financial results for the three and six month periods ended June 30, 2017. The news release is attached hereto as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits
Exhibit No.	Description
99.1	News release issued on July 25, 2017

Disclosures About Forward Looking Statements

This news release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, which statements are inherently subject to risks and uncertainties. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often characterized by the use of qualifying words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” or other statements concerning opinions or judgments of the Company and its management about future events. Factors that could influence the accuracy of such forward-looking statements include, but are not limited to, the financial success or changing strategies of the Company’s customers, the Company’s level of success in integrating acquisitions, actions of government regulators, the level of market interest rates, and general economic conditions. For additional information about the factors that could affect the matters discussed in this paragraph, see the “Risk Factors” section of the Company’s most recent annual report on Form 10-K. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements. The Company is also not responsible for changes made to the press release by wire services, internet services or other media.

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT

This communication includes statements made in respect of the proposed transaction involving First Bancorp and ASB Bancorp.  This material is not a solicitation of any vote or approval of ASB Bancorp’s shareholders and is not a substitute for the proxy statement/prospectus or any other documents which First Bancorp and ASB Bancorp may send in connection with the proposed transaction.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

In connection with the proposed transaction, First Bancorp has filed with the SEC a Registration Statement on Form S-4 that includes a preliminary proxy statement of ASB Bancorp and a preliminary prospectus of First Bancorp, as well as other relevant documents concerning the proposed transaction. Investors and security holders are also urged to carefully review and consider each of First Bancorp’s and ASB Bancorp’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q.  The final proxy statement/prospectus will be mailed to ASB Bancorp's shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS OF ASB BANCORP ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other filings containing information about First Bancorp and ASB Bancorp at the SEC’s website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by First Bancorp on its website at http://www.localfirstbank.com and by ASB Bancorp on its website at www.ashevillesavingsbank.com

First Bancorp, ASB Bancorp and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of ASB Bancorp’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of First Bancorp and their ownership of First Bancorp common stock is set forth in the proxy statement for First Bancorp’s 2017 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 27, 2017. Information about the directors and executive officers of ASB Bancorp and their ownership of ASB Bancorp common stock is set forth in the proxy statement for ASB Bancorp’s 2017 Annual Meeting of Shareholders, as filed with the SEC on a Schedule 14A on April 5, 2017. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

July 25, 2017	By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

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